UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24th, 2003

Nations Rx Inc.

(Exact name of registrant as specified in charter)

                                                             Nevada                                                                                           91-1766849
                                             (State of other jurisdiction of                                                                        (I.R.S. Employer
                                              incorporation or organization)                                                                  Identification Number)

27 Oakmont Drive,
Rancho Mirage, California, 92270
(Address of Principal Executive Office) (Zip Code)

760 328 8988
(Registrant's Executive Office Telephone Number)

1

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Resignation of Previous Independent Accountants

On Nov 24th, 2003 Nations Rx Inc. (the "Registrant") received notice that Beckstead and Watts, LLP ("Beckstead") resigned as the Registrant’s principal auditor.

The report of Beckstead on the Registrant's financial statements for the fiscal year ended December 31, 2002 and the report of the Registrant’s previous auditor L.L. Bradford & Company, LLC for the fiscal year ended December 31, 2001 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the year ended December 31, 2002 included a paragraph on the uncertainty of the Registrant to continue as a going concern as follows:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated a proven history of operations. Since its inception, the Company has been engaged substantially in financing activities and developing its product line, incurring substantial costs and expenses. As a result, the Company incurred accumulated net losses through the year ended December 31, 2002 of $2,271,080. In addition, the Company’s development activities since inception have been financially sustained by capital contributions.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating results. The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

During the preceding fiscal year and through November 24th, 2003, there were no disagreements between the Registrant and Beckstead on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Beckstead’s satisfaction, would have caused Beckstead to make reference to the subject matter of the disagreements in connection with Beckstead's report on the Registrant's financial statements.

During the preceding fiscal year and through November 24th, 2003, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

2

Pursuant to Item 304(a)(3), on January 5, 2004, Beckstead furnished the Registrant a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Registrant in response to Item 304(a). A copy of the Beckstead letter is included in Item 7 Exhibit 1(c).

(b) Engagement of New Independent Accountants.

Registrant has appointed HJ & Associates, LLC 50 South Main, Suite 1450, Salt Lake City, Utah 84144, as Registrant's independent accountants for the fiscal year ending December 31, 2003. The decision to accept the engagement of HJ & Associates was approved by the Audit Committee of the Board of Directors on December 19th, 2003. HJ & Associates will be performing the annual audit of Registrant’s financial statements for the year ending December 31, 2003. HJ & Associates was engaged by Registrant on Dec 1st, 2003.

ITEM 5. OTHER EVENTS

On December 19th, 2003, the Board of Directors of the Registrant appointed Frank Mashburn and Karl J. Harz as directors.

Mr. Mashburn provides the Company with over 25 years of direct industry experience as a Senior Officer of several ventures including TERA Corporation, ScreenPhone.net Inc. and Antares Resources Corporation,, combined with various senior telecommunications, manufacturing and marketing assignments, throughout the US England, India and the Philippines, as Senior International project manager with Bechtel Inc., one of the world’s largest privately held engineering and construction firms. Mr. Mashburn has developed management and organizational skills through organizing and operating various organizations throughout his career. Mr. Mashburn began his career in the US ARMY and graduated from the US Military Academy at West Point. Mr. Mashburn is a US Army Ranger, Green Beret, former member of the US ARMY Special Operations Group and served two tours in Vietnam.

Mr. Harz has an extensive background in both sales and finance including Personal Financial Planning and Conventional and Private Real Estate Funding. Mr. Harz has previously been instrumental in the development and management of several major corporations including Transitional Housing Inc., a contract that was awarded through the Department of Justice: Province Service Corporation, a servicing arm of the mortgage companies; and presently, Alternative Funding Sources, Inc. a web based mortgage brokerage company (www.2hotreps.com). Mr. Harz has managed and coordinated several major sales organizations with an emphasis on Hotel properties, Trust Deed investments, Limited Partnership interests, and Security products. Presently, Mr. Harz holds a California Real Estate Broker License and has held L&D Insurance Broker’s license along with Series 22 and 63 Licenses as an NASD Registered Representative Mr. Harz attended Fairleigh Dickinson University in Teaneck, N.J., and graduated with a Bachelor of Science in Marketing and a Masters in Business Administration. He has been active in all aspects of sports and fitness to include: winning the Amateur Athletic Union Championship in the All-Arounds events while competing for the New York Athletic Club; selected to receive the Certificate of Achievement and named to the 1972 All American Men’s Track and Field Team; and, presently still competes in the Masters/Senior Division for track and field. Mr. Harz has been involved with several health/medical companies, in conjunction with his wife who has a Masters Degree in Nursing and a Ph.D. in Education from UCLA.

On December 19th, 2003, the Board of Directors of the Registrant appointed Gary Campbell CEO/Secretary, Frank Mashburn President, and Karl J. Harz CFO.

3

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On December 19th, 2003, the Registrant accepted the resignations of David Rykbos, K. Arndt Erdmann, Douglas Pick, and Tim Carda as directors of Registrant. The Directors left the Registrant to devote their energies to running the private company with which the Registrant has a licensing agreement.

On December 19th the Registrant accepted the resignation of David Rykbos as President/Secretary of Registrant. Mr. Rykbos left the Registrant to pursue the business interest described above.

On December 19th, 2003, the Board of Directors of the Registrant accepted the Resignation of Gary Campbell as CFO.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 16.1 Letter from Former Accountant, Beckstead and Watts, LLP

(a.) Name and address of certifying public accountant:
HJ & Associates, LLC
50 South Main, Suite 1450
Salt Lake City, Utah 84144
Phone: (801)328-4408 ext. 210
Fax: (801)328-4461

(b.) Name and address of former certifying public accountant:
Beckstead and Watts, LLP
3340 Wynn Road, Suite B
Las Vegas, NV 89102
Phone: (702) 257-1984 Fax: (702) 362-0540

(c.) Letter of confirmation from former certifying public accountants, Beckstead and Watts, LLP

3340 Wynn Road, Ste. B
Las Vegas, NV 89102
702.257.1984

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Nations Rx Inc.

By /s/ Gary Campbell
-------------------------------------
Gary Campbell, CEO/Secretary

By /s/ Frank Mashburn
-------------------------------------
Frank Mashburn, President

By /s/ Karl J. Harz
-------------------------------------
Karl J Harz, CFO

Date: January 5th, 2003

End of Filing

5